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                               ZURICH MONEY FUNDS
                            Zurich Money Market Fund
                          Zurich Government Money Fund
                           Zurich Tax-Free Money Fund
                            SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 15, 1997
                           -------------------------
                          ZURICH YIELDWISE MONEY FUND
                            SUPPLEMENT TO PROSPECTUS
                            DATED NOVEMBER 15, 1997
                           -------------------------

INVESTMENT MANAGER AND UNDERWRITER

Pursuant to the terms of an agreement, Zurich Insurance Company ("Zurich"), the parent of the Funds' investment adviser, Zurich Kemper Investments, Inc. ("ZKI") and Scudder, Stevens & Clark, Inc. ("Scudder") have formed a new global investment organization by combining Scudder's business with that of ZKI, and Scudder has changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper"). As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees. Scudder Kemper, 280 Park Avenue, 40th floor, New York, New York 10017, now manages in excess of $200 billion.

Because the transaction between Scudder and Zurich resulted in the assignment of each Fund's investment management agreement between ZKI and each respective Fund, each of those agreements was deemed to be automatically terminated upon consummation of the transaction. In anticipation of the transaction, however, new investment management agreements between each Fund and Scudder Kemper were approved by each respective Fund's Board of Trustees. A special meeting of shareholders (the "Special Meeting") of each Fund was held in December, 1997, at which time the shareholders also approved the new investment management agreements. The new investment management agreements (each an "Investment Management Agreement" and, collectively, the "Investment Management Agreements") are all effective as of December 31, 1997 and will be in effect for an initial term ending on the same date as would the corresponding previous investment management agreement.

Each Fund's Investment Management Agreement is substantially similar to the corresponding investment management agreement terminated by the transaction, except that Scudder Kemper is the new investment adviser to each Fund and the management fee is calculated monthly at 1/12 of the applicable annual rate based upon the average daily net assets for such month.

In addition, under a separate agreement between each Fund and Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, SFAC, rather than each Fund's investment manager, will compute the net asset value for each Fund. SFAC does not charge the Funds for this service; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

CAPITAL STRUCTURE

Pending shareholder approval, rather than invest in securities directly, each of the Funds may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company will be managed by Scudder Kemper in substantially the same manner as the corresponding Fund. Shareholders of each Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.

December 31, 1997
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                           ZURICH MONEY FUNDS ("ZMF")
                       Zurich Money Market Fund ("ZMMF")
                     Zurich Government Money Fund ("ZGMF")
                      Zurich Tax-Free Money Fund ("ZTMF")
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED NOVEMBER 15, 1997

                           -------------------------

                      ZURICH YIELDWISE MONEY FUND ("ZYMF")
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED NOVEMBER 15, 1997

                           -------------------------

OFFICERS AND TRUSTEES

Mr. Timbers is no longer a trustee of the Funds. The following are new trustees:

DANIEL PIERCE (03/18/34), Trustee*, (63), 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper; Director, Fiduciary Trust Company; Director, Fiduciary Company Incorporated.

EDMOND D. VILLANI (03/04/47), Trustee*, (50), 345 Park Avenue, New York, New York; Chief Executive Officer, Scudder Kemper.

PORTFOLIO TRANSACTIONS

To the maximum extent feasible, it is expected that Scudder Kemper will place orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 ("SIS"), a corporation registered as a broker-dealer and a subsidiary of Scudder. SIS will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Funds for this service.

December 31, 1997
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